United States Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

HERITAGE COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

____________________________________N/A______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEFINTIVE PROXY MATERIALS

HERITAGE COMPANIES, INC.

11658 West 75th Street

Shawnee Kansas 66214

(913) 438-6622

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 17, 2002

To the Stockholders of Heritage Companies, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Heritage Companies, Inc. (the “Company”), a Nevada corporation, will be held at the Company’s offices on June 17, 2002, at 9:00 a.m. Central Daylight Time, at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214. The purposes of the Annual Meeting will be:

     1.      To approve an amendment to the Heritage Companies, Inc. by-laws, to increase the maximum number of Directors from two (2) to five (5) and to further divide the Board of Directors into three separate classes, with staggered three-year terms.  (Proposal No. 1);

1.

Assuming Proposal No. 1 is approved by the stockholders, to elect five directors to serve as Class 1, 2 and 3 directors on the Company’s Board of Directors for a term of up to three-years (Proposal No. 2);

     3.     To approve an amendment to the Heritage Companies, Inc. Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 11,000,000 to 20,000,000 (Proposal No. 3); and

4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 31, 2002, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only holders of record of common stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. A review of the Company’s operations for the year ended December 31, 2001 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors
/s/ CARY T. DANIEL
President and Chief Executive Officer

Shawnee, Kansas

May 22, 2002

HERITAGE COMPANIES, INC.

11658 West 75th Street

Shawnee Kansas 66214

(913) 438-6622

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 17, 2002

Solicitation and Revocation of Proxies

     This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Heritage Companies, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2002 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s offices on June 17, 2002, at 9:00 a.m. Central Daylight Time, at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214. All expenses of the Company associated with this solicitation will be borne by the Company.

The two persons named as proxies on the enclosed proxy card; Cary Daniel and James Windmiller, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to amend the Company’s By Laws to increase the maximum number of Board Members to five from two and provide three Classes of Directors with staggered three-year terms, FOR Proposal No. 2 to elect the nominees as directors and FOR Proposal No. 3 to approve the proposed amendment to the Heritage Companies, Inc. Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 11,000,000 to 20,000,000.

     A stockholder, prior to its exercise, may revoke a proxy by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

     These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about June 5, 2002 to stockholders of record on May 31, 2002 of the Company’s common stock. The principal executive office and mailing address of the Company is 11658 West 75th Street, Shawnee Kansas 66214.

Voting at the Meeting

     The shares of common stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company’s by-laws, the stock transfer records were compiled on May 31, 2002, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On May 22, 2002, there were 10,500,000 shares of common stock outstanding and entitled to vote.

     Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shares registered in the names of brokers or other “street name” nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered “shares present” as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as “broker non-votes”). For purposes of determining the existence of a quorum, abstentions from voting identified as such on the proxy card and broker non-votes are treated as present at the Annual Meeting.

PROPOSAL NO. 1:

AMENDMENT TO THE COMPANY’S BY-LAWS

     The Board of Directors of the Company proposes that the stockholders approve an amendment to the Company’s by-laws, to increase the maximum number of Directors from two (2) to five (5) and to further divide the Board of Directors into three separate classes, with staggered three-year terms. The Board of Directors believes that the increase in the number of Directors and providing for three classes of Directors with staggered three-year terms is appropriate to provide better overall governance of the Company and in furtherance of the Company’s general corporate purposes. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S BY-LAWS.

     As amended, Article III, item 2 would read as follows:

2.  NUMBER, TENURE AND QUALIFICATIONS.

The number of directors of the corporation shall be five.  The Board of Directors is divided into three classes, with staggered three-year terms. Class 1 and Class 2 are comprised of two directors and Class 3 is comprised of one director.  Each director shall hold office until the next annual meeting of stockholders wherein his/her Class of Director’s is to be elected and until his successor shall have been elected and qualified.  The number of directors may be increased or diminished from time to time by stockholders but shall never be less than one.

PROPOSAL NO. 2:

ELECTION OF DIRECTORS

 Assuming that Proposal No. 1 is approved by the shareholders, in accordance with the Company’s by-laws, as amended, the Board of Directors shall consist of no less than 1 and no more than 5 directors, the specific number to be determined by resolution adopted by the Board of Directors. Assuming Proposal No. 1 is approved, the size of the Board is will be set at five persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class 1 and Class 2 are comprised of two Directors and Class 3 is comprised of one director.  The entire Board of Directors is subject to election at the 2002 Annual Shareholders Meeting as follows:

All nominees for Director will be voted upon at the 2002 Annual meeting with their terms expiring during 2003 through 2005.  In the event the shareholders do, not approve Proposal No. 1, then the two Class 1 directors will stand as the only nominees for the Board of Directors for the 2002 Annual meeting and their term shall expire in one year pursuant to the Company’s existing By Laws.

Nominees for Director

     The name and certain information concerning the people to be nominated by the Board of Directors at the Annual Meeting is set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election of the people named below unless authority has been withheld in the proxy. The nominees have consented to serve as a director. The Board of Directors has no reason to believe that the nominees will be unable to serve as director. In the event of the death or unavailability of the nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. The Board of Directors has nominated the people named in the following table:

Class of Director	Year Directorship expires	Name	Age	Year appointed as Director
Class 1	2005	Ronald Weiss	57	New Director (nominee)
Class 1	2005	Thomas Heckman	42	New Director (nominee)

Class 2	2004	Bryan Ferguson	40	New Director (nominee)
Class 2	2004	Cary Daniel	32	2001

Class 3	2003	James Windmiller	31	2001

RONALD S. WEISS- Mr. Weiss is a 1969 graduate of the University of Missouri at Kansas City School of Law.  Mr. Weiss is a partner in the law firm of Berman, DeLeve, Kuchan & Chapman, L.C. where he has practiced law for approximately 30 years.  Mr. Weiss has served as Chairman of the Kansas City Metropolitan Bar Association Commercial Law and Bankruptcy Committee and has been the Chairman of the Annual Bankruptcy Institute of the University of Missouri at Kansas City. Mr. Weiss has never served as a director or officer of any other publicly held company.  Mr. Weiss is the President of Sequoia Corporation (See “Security Ownership of Certain Beneficial Owners and Management”).

THOMAS HECKMAN- Mr. Heckman received a bachelor degree in business administration from the University of Missouri-Columbia in 1982.   Mr. Heckman is a certified public accountant and was employed at the accounting firm of Deloitte & Touche, LLP from 1983 until 2001 and was a partner with such firm from 1996 until 2001.  From 2001 until the present, Mr. Heckman has been involved as an owner of several private businesses in the area of real estate development, consumer services, mortgage banking and temporary personnel.  Mr. Heckman has never served as a director or officer of any other publicly held company.

BRYAN FERGUSON- Mr. Ferguson is a Registered Geologist who received a Bachelor of Science Degree from Emporia State University in 1984. He has over 15 years of experience in the oil field and engineering consulting industry. He began his professional career as a well-site geologist based in western Colorado in the mid 1980's and for a period of approximately 8 years served as a project manager in environmental engineering for Fluer Daniel GTI (later acquired by IT Corporation), an engineering and consulting company. He left IT Corporation in 1999 to join the management of Empire Energy Corporation (a publicly reporting company) as Executive Vice President and was named its president in 2001.  Mr. Ferguson also serves on the Board of Directors of Nu-Soil, Inc., a private company.

CARY DANIEL - Mr. Daniel received a bachelor degree in psychology from Southwest Missouri State University in 1991.  Mr. Daniel has worked in the field of staffing and human resources for over 7 years. Mr. Daniel co-founded E-Myth, LLC in 1998 and continues to serve as the Principal Executive Officer of E-Myth, LLC a human resource services firm with locations in Kansas, Colorado and Missouri under the trade name "Human Resource".  From 1997 until 1998 Mr. Daniel held a management position with Century Personnel, Inc., a temporary personnel firm.  From 1995 to 1997 Mr. Daniel held a management position with Labor Ready, Inc., a temporary staffing firm. Mr. Daniel has been the Chief Executive Officer and Chairman of the Board of Directors of Heritage Companies, Inc. since its inception in 2001.  Mr. Daniel has never served as a director or officer of any other publicly held company.

JAMES WINDMILLER - Mr. Windmiller has worked in the field of staffing and human resources for over 5 years. Mr. Windmiller co-founded E-Myth, LLC in 1998 and continues to serve as the Principal Financial Officer of E-Myth, LLC, a human resource services firm with locations in Kansas, Colorado and Missouri under the trade name "Human Resource".  From 1996 to 1998, Mr. Windmiller held a management position with Pierce Leahy, a corporate records management firm.  From 1995 until 1996, Mr. Windmiller held a management position with Labor Ready, Inc., a temporary personnel firm. Prior to 1995, Mr. Windmiller attended Longview Community College.  Mr. Windmiller has been the Chief Financial Officer and a of Director of Heritage Companies, Inc. since its inception in 2001. Mr. Windmiller has never served as a director or officer of any other publicly held company.

PROPOSAL NO. 3:

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

     The Board of Directors of the Company proposes that the stockholders approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 11,000,000 to 20,000,000. The Board of Directors believes that the increase in authorized shares is appropriate to provide sufficient flexibility in furtherance of the Company’s general corporate purposes. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED.

     As amended, Article Three would read as follows:

3: The number of shares in which this Corporation shall be authorized to issue shall be 20,000,000 shares of common stock, with a par value of $.001 per share.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth the number of shares of the Heritage Companies, Inc. Common Stock beneficially owned by (i) each person who, as of May 22, 2002, was known by the Company to own beneficially more than five percent (5%) of its common stock; (ii) each of the Directors and Executive Officers of the Company and (iii) the Directors and Executive Officers of the Company as a group. As of May 22, 2002, there were 10,500,000 common shares issued and outstanding.

BENEFICIAL OWNERSHIP (1)
NAME AND ADDRESS (2)	SHARES	PERCENTAGE
Cary Daniel (2)	1,000	0.0%
James Windmiller (2)	0	0.0%
Michael Blair (2)	1,000	0.0%
Bryan Ferguson 7500 College Suite 1215 Overland Park, Kansas 66210	112,500	1.1%
Thomas Heckman 7500 College Suite 900 Overland Park, Kansas 66210	431,784	4.1%
Ronald Weiss (3) 1900 Commerce Tower 911 Main Street Kansas City, Mo. 64105	(3)	(3)
Sequoia, Corporation (3) Box 8266 Shawnee Mission, Kansas 66208	4,500,000	42.8%
JME Holdings, LLC (4) 4808 West 140th Street, Overland Park, Kansas 66224	1,097,017	10.4%
All directors and executive officers as a group (6 persons-including nominees for Director)	5,046,284	48.1%

------------------------

(1) Under the rules of the Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares whether or not such any person has pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) The address of each executive officer and director of the Company is c/o Heritage Companies, Inc. 11658 West 75th Street, Shawnee, KS 66214.

(3) The shareholders of Sequoia, Inc. are Tyler R. Greif, Eli J. Greif and Macauley B. Greif.  Mr. Ronald Weiss is President of Sequoia Corporation and is a nominee for election to the Board of Directors of Heritage Companies, Inc.

(4) JME Holdings, Inc. is indirectly owned by Jack Epps and located at 4808 West 140th Street, Overland Park, Kansas 66224.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table identifies the directors and executive officers of the Company as of May 22, 2002, the positions, which they hold, and the year in which they began serving in their respective capacities.

NAME	AGE	POSITION

Ronald S. Weiss	57	Director, (nominee)

Bryan Ferguson	40	Director, (nominee)

Thomas Heckman	42	Director, (nominee)

Cary Daniel	32	Chairman of the Board of Directors, President and Chief Executive Officer (since 2001)

James Windmiller	31	Director, Treasurer and Secretary, Chief Financial Officer (since 2001)

Michael Blair	32	President Blair Consulting Group, LLC (since 2001)

     For information on the business background of Messrs. Weiss, Ferguson, Heckman, Daniel and Windmiller, See “Nominees for Director” above.

    MICHAEL BLAIR - Mr. Blair has worked in the permanent placement field for over 9 years. Mr. Blair founded Blair Consulting Group, Inc. in 1996 and served as its Chief Executive Officer until February 2001 at which time it was acquired by Heritage.  From 1993 to 1996, Mr. Blair worked as a recruiter for Carrier Alternatives, a division of Linde Corporation, a permanent placement and temporary staffing firm. Mr. Blair received a bachelor degree in business administration in 1993 from the University of Missouri.  Mr. Blair is in charge of day-to-day operations of Blair Consulting Group, LLC which is the 80% owned subsidiary of Heritage which operates all of the permanent placement business of Heritage and will devote 100% of his time to Heritage matters. Mr. Blair has never served as a director or officer of any other publicly held company.

 Officers serve at the discretion of the Company’s Board of Directors.

Meetings and Committees of the Board of Directors

     The Board of Directors held meetings and took action pursuant to unanimous written consents during the year ended December 31, 2001.

It is expected that the Board of Directors will appoint at least two independent Board members to the Audit Committee following the Annual Meeting.  The Audit Committee will review the audited financial statements with the Company’s independent accountants and representatives of management, and is responsible for the oversight of the internal accounting and financial reporting process. In addition, the Chairman of the Audit Committee will review the interim financial results included in the Company’s quarterly reports with the Company’s independent accountants.

FEES PAID TO AUDITORS RELATED TO FISCAL YEAR 2001

Audit Fees	$11,935
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$-0-

EXECUTIVE COMPENSATION

2001 Summary Compensation Table

The following table provides certain summary information concerning compensation of the Company's chief executive officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") since the Company's inception. There were no stock appreciation rights outstanding during the period from February 1, 2001 (date operations commenced) to December 31, 2001.

ANNUAL COMPENSATION	LONG-TERM COMPENSATION
------------------------------	------------------------------
AWARDS	PAYOUTS
----------------------	--------
						SECURITIES
				OTHER	RESTRICTED	UNDERLY-
NAME AND				ANNUAL	STOCK	ING	LTIP
PRINCIPAL	FISCAL	SALARY	BONUS	COMPENSATION	AWARD(S)	OPTIONS/	PAYOUTS
POSITION	YEAR	($)	($)	($)	(#)	SARs(#)	($)
----------	-----	-----	--------	------------	----------	----------	--------
Cary
Daniel	2001	/*/	/*/	/*/	/*/	/*/	/*/
Principal
Executive
Officer

James
Windmiller	2001	/*/	/*/	/*/	/*/	/*/	/*/
Principal
Financial
Officer,
Secretary

Michael
Blair	2001	*	$75,071#	*	*	*	*
Principal
Operating
Officer

NAME AND	ALL OTHER
PRINCIPAL	COMPENSATION
POSITION	($)
-------------------	-----------------------
Cary Daniel	/*/

James
Windmiller	/*/

Michael
Blair	/*/

----------------------------------

/*/  Mr. Daniel and Mr. Windmiller are the owners and officers of E-Myth, LLC.  Heritage has entered into an agreement with E-Myth, LLC whereby Heritage pays a fixed monthly fee of $2,750 plus 5% of accounts receivable collections in exchange for its office space, payment for Mr. Daniel and Windmiller's services, bookkeeping, accounts receivable, accounts payable, payroll, cash management and other administrative services.  For the period from February 1, 2001 (date operations commenced) to December 31, 2001, Heritage paid an aggregate amount of $43,922 to E-Myth, LLC for these services and office rent.

#  The bonus amount paid to Mr. Blair represents commissions paid on placement fees generated by himself and other recruiters.  Mr. Blair receives a commission equal to 60% of all fees he generates and an override equivalent to 8% to 20% on fees generated by other recruiters.

*  Not applicable.

Employment Contracts and Termination of Employment and Change of Control Arrangements

    There are no employment agreements between the Company and any of its management. Mr. Blair currently receives a commission equal to 60% of all fees generated by himself and a variable override on fees generated by other recruiters ranging from 8% to 20%.

DIRECTOR COMPENSATION

     The Company pays no additional remuneration to members of the Company’s Board of Directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company’s Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In a series of transactions, during June 2001, the Company borrowed in the aggregate, $200,000 at an interest rate of 10% per annum, which was lent by the Company's management or relatives of management and the shareholders (or affiliates thereof). Each of the related party loans was paid during January 2002.

On June 1, 2001, the Company loaned the aggregate amount of $200,000 to E-Myth, LLC, the 20% minority interest holder in Blair Consulting Group, LLC (E-Myth, LLC is co-owned by Cary Daniel and James Windmiller), at an interest rate of 10% per annum. Such loans were repaid in January 2002 including accrued interest.

E-Myth, LLC and the Company have entered into a shared services agreement whereby Heritage pays a fixed monthly fee of $2,750 plus 5% of accounts receivable collections in exchange for its office space, payment for Mr. Daniel and Windmiller's services, bookkeeping, accounts receivable, accounts payable, payroll, cash management and other administrative services.  For the period from February 1, 2001 (date operations commenced) to December 31, 2001, Heritage paid an aggregate amount of $43,922 to E-Myth, LLC for these services and office rent.  The agreement is cancelable by either party upon 30 days written notice.  The Company intends to continue this agreement indefinitely and has not received any written or oral notices from E-Myth, LLC that it intends to discontinue this shared services arrangement. The terms of the shared services agreement was determined by Mr. Daniel and Mr. Windmiller who represented the Board of Directors and Executive officers of the Company and E-Myth, LLC at the time of the agreement.  The amount was based upon the Company’s proportionate office space utilized and actual rental rates and estimated utilization of shared personnel and other administrative services.  In general, the shared service agreement attempted to allocate to the Company its proportionate share of these costs with no inherent profit or benefit to either company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company’s common stock (“ten percent stockholders”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent stockholders no other reports were required during the fiscal year ended December 31, 2001. The Company’s officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

     The Company must receive proposals by stockholders intended to be included in the Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders at its principal executive office no later than March 31, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

     Pickett, Chaney & McMullen LLP was retained as the Company’s independent accountants for the fiscal year ending December 31, 2001 and is selected as the Company’s independent accountants for the fiscal year ending December 31, 2002.     A representative of Pickett, Chaney & McMullen, LLP, is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement on behalf of the firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which, may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

     Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

     A copy of the Company’s Annual Report on Form 10-KSB as filed with the U.S. Securities and Exchange Commission for the fiscal year ended December 31, 2001 is included in the Annual Report to Stockholders being mailed together with this Proxy Statement. We will provide copies of any exhibits to the Form 10-KSB upon payment of a specified charge, upon the written request of any beneficial owner of shares of the Company’s common stock entitled to vote at the Annual Meeting of Stockholders. Written requests should be mailed to the Secretary, Heritage Companies, Inc., 11658 West 75th Street, Shawnee, Kansas 66214.

By the Order of the Board of Directors:
/s/ Cary Daniel
President and Chief Executive Officer

Dated: May 22, 2002.

PROXY

HERITAGE COMPANIES, INC.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

JUNE 17, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HERITAGE COMPANIES, INC.

The undersigned stockholder of record of Heritage Companies, Inc., a Nevada corporation (the “Company”), hereby appoints Cary Daniel and James Windmiller, or either of them acting in absence of the other, with full power of substitution, as proxy to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at the Company’s offices on June 17, 2002, at 9:00 a.m. Central Daylight Time, at 11658 West 75th Street, Lobby Conference Room, Shawnee Kansas 66214, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE AMENDMENT OF THE COMPANY’S BY LAWS IN PROPOSAL NO. 1, “FOR” ELECTION OF THE NOMINEE’S LISTED IN PROPOSAL 2, “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, IN PROPOSAL 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE COMPANY’S PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

HERITAGE COMPANIES, INC.

Proxy for Annual Meeting of Stockholders to be Held June 17, 2002

PROPOSAL NO. 1

 To approve an amendment to the Heritage Companies, Inc. By-Laws, to increase the maximum number of Directors from two (2) to five (5) and to further divide the Board of Directors into three separate classes, with staggered three-year terms.

FOR	AGAINST	ABSTAIN

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL NO. 2

Assuming Proposal No. 1 is approved by the shareholders, to elect five directors to serve as Class 1, 2 and 3 directors on the Company’s Board of Directors for a term of up to three-years as follows:

Class of Director	Year Directorship expires	Name	FOR	AGAINST	ABSTAIN
Class 1	2005	Ronald Weiss
Class 1	2005	Thomas J. Heckman

Class 2	2004	Bryan Ferguson
Class 2	2004	Cary Daniel

Class 3	2003	James Windmiller

In the event the shareholders do, not approve Proposal No. 1, then the two Class 1 directors will stand as the only nominees for the Board of Directors for the 2002 Annual meeting and their term shall expire in one year pursuant to the Company’s existing By Laws.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 3

 To approve an amendment to the Heritage Companies, Inc. Articles of Incorporation, to increase the number of shares of common stock authorized for issuance from 11,000,000 to 20,000,000.

FOR	AGAINST	ABSTAIN

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL NO. 4

Upon such other matters as may properly come before, or incident to the conduct of, the Annual Meeting, the proxy holders shall vote in such manner as they determine to be in the best interest of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

Signature(s)___________________________________	Date:______________________________

	YES	NO
DO YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING?

Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope. Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.